Hotchkis & Wiley Funds HIGH YIELD FUND	Class I – HWHIX Class A – HWHAX Class Z – HWHZX	Supplement dated July 1, 2024 to the Summary Prospectus dated August 29, 2023, as supplemented April 1, 2024

Effective July 1, 2024, Daniel McKenzie is added as a Portfolio Manager to the Fund. Ray Kennedy, Mark Hudoff, Patrick Meegan and Richard Mak continue to serve as portfolio managers to the Fund and are jointly responsible for the Fund’s day-to-day management.

The section titled “Management - Portfolio Managers” on page 6 of the Summary Prospectus, is deleted and replaced with the following:

Investment team member	Primary title with Advisor	Started with the Fund
Ray Kennedy, CFA	Portfolio Manager	2009
Mark Hudoff	Portfolio Manager	2009
Patrick Meegan, CFA	Portfolio Manager	2012
Richard Mak, CFA	Portfolio Manager	2014
Daniel McKenzie, CFA	Portfolio Manager	2024

Please retain this Supplement with your Summary Prospectus.